Supplement dated December 1, 2017 to the

PNC Advantage Funds Prospectus,

PNC Advantage Institutional Treasury Money Market Fund Summary Prospectus,

and PNC Advantage Funds Statement of Additional Information

each dated September 28, 2017, as supplemented

PNC Advantage Institutional Treasury Money Market Fund

(the “Fund”)

This Supplement provides new and additional information beyond that contained in the above-mentioned prospectus, summary prospectuses and statement of additional information and should be read in conjunction with those documents.

On November 30, 2017, the Board of Trustees of PNC Advantage Funds (the “Trust”) approved an agreement and plan of reorganization pursuant to which the Fund will reorganize into PNC Treasury Plus Money Market Fund, a newly-created series of PNC Funds, a Delaware statutory trust (the “PNC Funds Trust”).   PNC Treasury Plus Money Market Fund has principal investment strategies identical to those of the Fund and is managed by the same investment adviser and portfolio management team as the Fund.

The redomiciling is scheduled to become effective on or about March 31, 2018 (the “Closing Date”). On the Closing Date, each shareholder will receive shares of the corresponding class of shares of the PNC Treasury Plus Money Market Fund that are equal in number and value to the shares of the Fund that were held by the shareholder immediately prior to the Closing Date. In addition, the respective share classes of PNC Treasury Plus Money Market Fund will assume the performance, financial and other historical information of the Fund. Furthermore, PNC Treasury Plus Money Market Fund will hold the same portfolio of securities previously held by the Fund. On the Closing Date, the Fund will no longer be offered to the public, but investors will be permitted to invest in PNC Treasury Plus Money Market Fund, a series of PNC Funds Trust and successor to the Fund.

Please contact PNC Advantage Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ADV-SP-021-1217-2